                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                                18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In  connection  with the Annual  Report of  Cognigen  Networks,  Inc.  (the
"Company")  on Form 10-KSB for the period ended June 30, 2004, as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Gary L.
Cook,  Chief  Financial  Officer  of  the  Company,   certify,  pursuant  to  18
U.S.C.ss.1350,  as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of
2002, that:

     1.   The Report fully  complies with the  requirements  of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     2.   The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                                       /s/ Gary L./ Cook
                                                     -------------------
                                                     Gary L. Cook
                                                     Chief Financial Officer

                                                     September  23, 2004